Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
Cal-Maine Foods, INC. ANNOUNCES DEFINITIVE AGREEMENT TO
ACQUIRE EGG PRODUCTION ASSETS OF FASSIO EGG FARMS, INC.
RIDGELAND, Miss. (September 28, 2023)

- Cal-Maine Foods, Inc.

(NASDAQ: CALM) (“Cal-Maine Foods”
or

the

“Company”),

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United

States,

today
announced

a

definitive

agreement

to

acquire

substantially

all

the

assets

of

Fassio

Egg

Farms,

Inc.
(“Fassio”),

related

to

its

commercial

shell

egg

production

and

processing

business.

The

assets

to

be
acquired,

subject

to

the

completion

of

this

transaction,

include

commercial

shell

egg

production

and
processing

facilities

with

current

capacity

of

approximately

1.2

million

laying

hens,

primarily

cage-free,
feed mill, pullets,

fertilizer production

and composting

operation and

land located in

Erda, Utah,

outside
Salt Lake City.

The Company expects to

close the transaction in

the next few weeks,

subject to customary
closing conditions.

Commenting on

the announcement,

Sherman Miller,

president and

chief executive

officer of

Cal-
Maine Foods,

Inc., stated,

“We are

excited about

the opportunity

to expand

our market

presence in

Utah
and the

western United

States with

the proposed

acquisition of

these assets

from Fassio.

The additional
production capacity, especially for cage-free eggs, will enhance our ability to serve our valued customers in
this important market area.

Fassio has been a leader in the egg production business since 1915 and enjoys a solid

reputation in

the community.

We look

forward to

working with

the Fassio

team as

we extend

our
market reach and deliver greater value to both our customers and shareholders.”
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is the largest

producer and distributor

of fresh shell

eggs in the

United States and

sells the majority

of its
shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic

regions

of

the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

in

the
Company’s SEC filings

(including its Annual

Reports on Form

10-K, Quarterly Reports

on Form 10-Q

and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease, pests,

weather conditions

and potential

for recall),

including but

not limited

to the

most recent
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that was first detected in commercial flocks in the U.S. in February 2022, (iii) changes in the demand for and market prices of

shell eggs and feed

costs, (iv) our ability

to predict and meet

demand for cage-free
and other specialty eggs, (v) risks, changes or obligations that could result from our future acquisition of
new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a

pending
acquisition not

to be

met, (vi)

risks relating

to increased

costs and

higher and

potentially further

increases
in inflation

and interest

rates, which

began in

response to

market conditions

caused in

part by

the COVID-
19 pandemic and which generally have been exacerbated by the Russia-Ukraine war that began in

Cal-Maine Foods, Inc.

Announces Definitive Agreement to Acquire Egg Production Assets of Fassio Egg Farms, Inc.

September 28, 2023
February

2022,

(vii)

our

ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our
product mix,

and (viii)

adverse results

in pending

litigation matters.

SEC filings

may be

obtained from
the SEC or

the Company’s website,

www.calmainefoods.com. Readers

are cautioned not

to place undue
reliance on forward-looking

statements because, while

we believe the

assumptions on which

the forward-
looking

statements

are

based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking
statements will

prove to

be accurate.

Further, the

forward-looking statements

included herein

are only
made as of the

respective dates thereof,

or if no date

is stated, as of

the date hereof.

Except as otherwise
required

by

law,

we

disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking
statements, whether as a result of new information, future events or otherwise.
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